SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of report (date of earliest event reported): November 20, 1998

                            DUKE CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                         0-23977                  51-0282142
(State of other jurisdiction of   (Commission File Number)   (I.R.S. Employer
  incorporation)                                             Identification No.)


422 South Church Street
Charlotte, North Carolina                                      28202-1904
(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code: 704-594-6200

Item 5. Other Events.

     Duke Capital Corporation (the "registrant"), through its wholly owned subsidiary Duke Energy Field Services, Inc. ("DEFS"), entered into a Merger and Purchase Agreement among Union Pacific Resources Company, Union Pacific Fuels, Inc., DEFS and DEFS Merger Sub Corp. dated as of November 20, 1998, pursuant to which DEFS will purchase the natural gas gathering, processing, fractionation and natural gas liquids (NGL) pipeline business of Union Pacific Resources (known as UPFuels) as well as UPR's natural gas and NGL marketing activities for $1.35 billion. The purchase is contingent upon receipt of clearances under the Hart-Scott-Rodino Act. Closing is anticipated at the end of the first quarter of 1999.

     A copy of a press release by the registrant's parent, Duke Energy Corporation, announcing the Merger and Purchase Agreement is incorporated by reference herein as Exhibit 2. The Merger and Purchase Agreement is incorporated by reference herein as Exhibit 10.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The following exhibits are incorporated by reference herein:

          2. Press Release of Duke Energy Corporation dated November 22, 1998 (filed as Exhibit 2 to Form 8-K of Duke Energy Corporation, File No. 1-4928, filed December 1, 1998).

         10. Merger and Purchase Agreement among Union Pacific Resources Company, Union Pacific Fuels, Inc., Duke Energy Field Services, Inc. and DEFS Merger Sub Corp., dated as of November 20, 1998 (filed as Exhibit 10 to Form 8-K of Duke Energy Corporation, File No. 1-4928, filed December 1, 1998).

                                    SIGNATURE

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DUKE CAPITAL CORPORATION
                                                (registrant)




                                          By:   ________________________
                                                Richard J. Osborne
                                                Vice President
                                                and Chief Financial Officer

Dated:  December 1, 1998

                                 Exhibit Index

Exhibit                        Description
-------                        -----------
 2                     Press Release of Duke Energy Corporation dated
                       November 22, 1998 (filed as Exhibit 2 to Form 8-K of Duke Energy Corporation, File No. 1-4928, filed December 1,
                       1998).

10 Merger and Purchase Agreement among Union Pacific Resources Company, Union Pacific Fuels, Inc., Duke Energy Field Services, Inc. and DEFS Merger Sub Corp., dated as of November 20, 1998 (filed as Exhibit 10 to Form 8-K of Duke Energy Corporation, File No. 1-4928, filed December 1, 1998).